Exhibit 10.2

                       SOUTHERN CONNECTICUT BANCORP, INC.

       Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan

                                                                     No. _______
                             INCENTIVE STOCK OPTION


         THIS AGREEMENT, made as of the grant date indicated in Section 3 below, and between Southern Connecticut Bancorp, Inc. (the "Company"), and the undersigned individual (the "Optionee"), pursuant to the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan (the "Plan"). (Terms not defined herein shall have the same meaning as in the Plan.)

         WHEREAS, the Optionee is a person eligible for grants of Options under the Plan, and the Company, through the Plan's Committee, has approved the grant of Incentive Stock Options ("Options") under the Plan to the Optionee.

         NOW, THEREFORE, in consideration of the terms and conditions of this Agreement and pursuant to the Plan, the parties agree as follows:

1. Grant of Options. The Company hereby grants to the Optionee the right and option to purchase from the Company, at the exercise price set forth in Section 3 below, all or any part of the aggregate number of shares of Common Stock of the Company (the "Shares") set forth in said
         Section 3.

2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the provisions of the Plan (which are incorporated herein by reference) and the following terms and conditions:

         a. Expiration Date: The Option evidenced hereby shall expire on the date specified in Section 3 below, or at such earlier date as is provided in Section 8 of the Plan upon termination of Optionee's employment.

         b. Exercise of Option. The Option evidenced hereby shall be exercisable from time to time by submitting an appropriate notice of exercise ten days prior to the date of exercise specifying the number of shares for which the Option is being exercised, addressed to the Company at its principal place of business and either:

                                    (i)     Cash Only Exercise -- submitting the
                                            full  cash  purchase  price  of  the
                                            exercised Shares; or

                                    (ii)    Share  Exercise -- tendering  Shares
                                            (which  have  been  held at  least 6
                                            months) in an amount  sufficient  to
                                            provide the full purchase price, or

                                    (iii)   Combination     --    tendering    a
                                            combination of (i) and (ii) above.

         c. Withholding Taxes. Without regard to the method of exercise and payment, the Optionee shall pay to the Company, upon notice of the amount due, any withholding taxes payable with respect to such exercise or a subsequent disqualifying disposition, which payment may be made with Shares which would otherwise be issued pursuant to the Option.


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         d.       Exercise  Schedule.  Pursuant to Section  7(b) of the Plan and
                  except as otherwise provided in Section 18 of the Plan, the Option will become exercisable as set forth below:

                   For the period ending:       Percent of grant exercisable:
                   --------------------------   -----------------------------


         e. Compliance with Laws and Regulations. The Option evidenced hereby is subject to restrictions imposed at any time on the exercise or delivery of Shares in violation of the By-Laws of the Company or of any law or governmental regulation that the Company may find to be valid and applicable.

         f. Notification of Disqualifying Dispositions. The Optionee hereby agrees to immediately notify the Company in writing if any Shares acquired through exercise of the Option is sold within one year of the date such Shares are acquired or two years from the date the Option is granted.

         g. Interpretation. Optionee hereby acknowledges that this Agreement is governed by the Plan, a copy of which Optionee hereby acknowledges having received, and by such administrative rules and regulations relative to the Plan and not inconsistent therewith as may be adopted and amended from time by the Committee (the "Rules"). Optionee agrees to be bound by the terms and provisions of the Plan and the Rules.

3.       Option Data

                  Optionee's Name: ________________________


                  Number of Shares
                  Subject to this Option:  ________________________


                  Grant Date:  ________________________


                  Exercise Price Per Share:  ________________________


                  Expiration Date:  ________________________


                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officer, as of the Grant Date identified in
Section 3.

                                         SOUTHERN CONNECTICUT BANCORP, INC.



                                         By:  ________________________
                                         Name:
                                         Title:

AGREED TO:

_____________________________
Signature of the Optionee
Date:  ________________________